EXHIBIT 99.1


                                NORTH BAY BANCORP


                     POLICY ON FAIR DISCLOSURE TO INVESTORS


                                POLICY STATEMENT


North Bay Bancorp ("NBAN" or the "Company") is committed to fair disclosure of information about the Company without advantage to any particular analyst or investor, consistent with the Securities and Exchange Commission's Fair Disclosure Regulation ("Regulation FD") which became effective October 23, 2000. The Company will continue to provide current and potential stockholders access to key information reasonably required to make an informed decision on whether to invest in NBAN stock. Consistent with Regulation FD, we also will provide investor access to management.

The Company and its management believe it is in the Company's best interest to maintain an active and open dialogue with stockholders and potential investors regarding the Company's historical performance and future prospects. NBAN can best create stockholder value by publicly articulating its strategies, business strengths, and growth opportunities through an active dialogue. At the same time we will also guard the Company's need for confidentiality about key business and operating strategies.

                                   COMPLIANCE

NBAN complies with all periodic reporting and disclosure requirements outlined by the Securities and Exchange Commission, including Regulation FD. It has been, and will continue to be our practice to disclose material information about the Company publicly, not selectively.

                              COMPLIANCE GUIDELINES

NBAN  has  established  the  following  guidelines  to  ensure  compliance  with
Regulation   FD,  and  avoid   selective   disclosure  of  non-public   material
information.

Disclosure Policy

The Company intends to expeditiously provide it shareholders and other members of the investment community timely and material information, consistent with legal and regulatory requirements, to promote an orderly market for the Company's securities. It is the Company's further intent that such disclosure be accomplished evenly during good times and less favorable times and that all parties in the investment community have simultaneous access to disclosed material information.

This disclosure policy confirms in writing the Company's existing policy. Its goal is to develop and maintain realistic investor expectations by making all required disclosures on a broadly disseminated basis and to be realistic on prospects for future performance of the Company.


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NBAN will communicate its anticipated  approach to compliance with Regulation FD by furnishing it in a Form 8-K filing. In addition, NBAN intends to post its policy on the NBAN web site and will post on the web site any changes in this policy as they occur.

Scope:  Who and what disclosures the policy covers

This policy covers all employees and the Board of Directors of the Company. It covers disclosures in documents filed with the Securities and Exchange Commission ("SEC") and written statements made in the Company's annual and quarterly reports, news and earnings releases, letters to stockholders, speeches by executive management and information contained on the Company's web site. It covers press releases and oral statements made in group and individual meetings with analysts, investors, investment advisers and other securities market professionals, telephone calls with analysts and investors, and interviews with the media as well as press conferences.

Disclosing Material Information

All material information to be disclosed should be publicly disclosed before or simultaneously with any disclosure to analysts, securities market professionals or institutional investors (unless subject to a confidentiality agreement). Such public disclosure requires one or more of the following: a press release, a Form 8-K filing (either Item 5 or Item 9, unless another specific type of disclosure is required), a MD&A in a Form 10-Q, a publicly available conference call or other public disclosure. Posting information on the Company's web site alone is not sufficient for public disclosure.

Disclosure Policy Committee and its role and responsibilities

The Board of Directors has authorized the Audit Committee to act as the Disclosure Policy Committee.

The Disclosure Policy Committee should decide when material developments justify public release and should make recommendations to the Chief Executive Officer on disclosure policy and meet as conditions dictate. The role of this committee should not be construed as conducting normal investor relations activities by committee. Accordingly, any Company employee who believes that material non-public information has been inadvertently disclosed to any member of the media, analyst, securities market professional or holder of the Company's securities should advise the Disclosure Policy Committee immediately. The committee will review the facts and circumstances of such disclosure and the Company's prior material disclosures in SEC filings and other public statements to determine whether any updating or correcting is appropriate. In the event that public disclosure is required for inadvertently disclosed material information, such disclosure shall be made as soon as reasonably practicable (prior to the later of 24 hours or the opening of the financial markets on the next day following the inadvertent disclosure). The committee may review and update this disclosure policy from time to time as it deems appropriate.

Designation of those authorized to speak on behalf of the Company and their responsibilities


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The Chief Executive  Officer and the Chief  Financial  Officer are designated as the primary spokespersons for the Company, especially in regard to speaking with analysts, securities market professionals and institutional investors. Others within the Company or its operating units may, from time to time, be designated by the Chief Executive Officer or the Chief Financial Officer to speak on behalf of the Company or to respond to specific inquiries from the investment community or the media. It is essential that the Disclosure Policy Committee be fully apprised of all material Company developments in order to evaluate and discuss those events to determine the appropriateness and timing for public release of information or whether the information should remain confidential, and if so, how that inside information is controlled. These developments include the status of any merger or acquisition discussions or activities, material operational developments, extraordinary transactions, major management changes and earnings projections. The Chief Financial Officer shall be integrally involved in scheduling and developing presentations for all meetings and communications with the investment community and the media. After public dissemination, all of the Company's disclosures will be monitored to ensure accurate reporting and to take corrective measures, if necessary. All new material disclosures should be incorporated into the Company's disclosure record.

Instruction of employees who are not authorized spokespersons to refer inquiries to the authorized spokespersons

Company personnel, other than the authorized spokespersons, should be instructed that they are not to respond under any circumstances to inquiries from the investment community or the media, unless specifically asked to do so by an authorized spokesperson; nor are they to respond to inquiries from stockholders concerning NBAN securities. A designated spokesperson in the Company will be authorized to respond to local media queries, but should discuss such responses with an authorized spokesperson in advance of providing the response. All Company personnel should be informed in writing who the authorized spokespersons are, and Company personnel (other than those authorized to do so) are not to respond to inquiries from or discuss matters related to the Company with representatives of the investment community or media. They will be instructed to refer all such queries to an authorized spokesperson.

As a matter of policy, any communication from an employee, officer, director or agent of the Company who is not an authorized spokesperson and who has not been so authorized to speak on behalf of the Company shall be deemed an "unauthorized communication." As such, the unauthorized communication may be disavowed by the Company and shall not be deemed made on behalf of the Company unless expressly affirmed by the Company acting through an authorized spokesperson.

News releases

A news release should be considered for issuance regarding new material developments, unless the Disclosure Policy Committee determines that such developments must remain confidential for the time being and appropriate control of that insider information is instituted. Should an inadvertent material oral statement be made in a selective forum (e.g., an analyst meeting or telephone call with an analyst or investor), then pursuant to the standing direction of the Disclosure Policy Committee, the Company will immediately issue a news release in compliance with Regulation FD in order to publicly disclose that information.


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Under normal  circumstances  (an exception is made in the case of an inadvertent disclosure of material information in a selective forum, in which case the need for immediate release may require that the normal review and approval process be circumvented), a news release containing new material information should be reviewed and approved by the Disclosure Policy Committee and retained as part of the Company's record of disclosures.

The news release should be transmitted to the wire services and should be monitored to determine when the news has crossed at least one of these wire services and is considered fully released. Additionally, the news release should be transmitted directly to the media in the areas where the Company has its headquarters and operations.

Responding to market rumors

So long as it is clear that the Company is not the source of the market rumor, the Company's spokespersons should respond consistently to those rumors, saying. "It is our policy not to comment on market rumors or speculation."

Projections that are identified as forward-looking

The Company may release earnings projections using the safe harbor for such forward-looking statements as prescribed in the Private Securities Litigation Reform Act of 1995. The Company may provide such forward-looking information to enable the investment community to better evaluate the Company and its prospects for performance. The Company may provide forecast information with respect to expected income growth or loss and with respect to revenue growth or decline on a quarterly and annual basis, which analysts and investors may use in developing their own earnings estimates.

A forward-looking statement made in the Company's written documents should be identified as such and accompanied with meaningful cautionary language that warns investors that there is a risk that the statement could change materially. In the case of oral forward-looking statements, the statement should be identified as such and, if the cautionary language is not included in a previously released, readily available written document, it will immediately accompany the statement. Otherwise, the spokesperson can refer to a readily available written document (news release, the MD&A in a Form 10-K or 10-Q) for the cautionary language.

Commenting on analysts' earnings estimates and reviewing analysts' draft models or reports

The Company shall not express that it has "not changed" or is "still comfortable with" or words of similar substance or effect regarding its own projections or any third party's estimates of the Company's future results of operations, earnings or other financial results, and it shall neither confirm nor deny nor express comfort that its likely results will be higher, lower or the same as its own projections or third party estimates, unless it does so by means of a uniform simultaneous release of information to the investment community by means of a public press release, filing of a Form 8-K, filing of a MD&A in a Form 10-Q or conference call open to the public as to which the required adequate notice has been provided.

When analysts inquire with respect to their earnings estimates,  the Company may
(1)  acknowledge  what is the  current  range  of  analysts'  estimates  if such


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information is in the public domain  ("street  estimates"),  and (2) question an analyst's assumptions if his/her estimate is out of the current range of street estimates. The Company spokesperson may comment in a general way on analysts' projections with nonmaterial information and should correct factual errors in analysts' reports or models.

The Company may review on a limited basis analysts' models or reports upon request. The spokesperson will only review information contained in the report or model for the narrow purpose of correcting historical information or identifying information in the public domain. The spokesperson will not comment on analysts' conclusions or soft information, i.e., commentary, opinion, rumor or conjecture, contained in their report or model. Should analysts send copies of their reports or models for review, an authorized Company representative may review the report with the analyst orally under the above guidelines and will not retain any copies of those reports.

The above activities of the Company with respect to analysts' earnings estimates and models or reports shall be subject to the quiet period noted below.

Should the Company determine during the course of a quarter that the Company's earnings or other forecasts will most likely fall below its projections or the consensus of analysts' estimates, the Disclosure Policy Committee should determine the need and timing of a news release acknowledging that possibility, giving the reasons why to the best of its knowledge and, if possible, what is being done about the situation. Only after the news release has been issued will the Company hold any discussions with analysts on this matter.

Analyst meetings and conference calls

The Company shall cooperate with analysts and investors to the extent permitted by applicable laws and regulations, and without disclosing material nonpublic information. The Company may meet with analysts and portfolio managers on an individual or small group basis as needed and will initiate contacts or respond to analyst and investor calls in a timely manner.

The Company may conduct interactive conference calls with analysts and investors on a quarterly basis, usually the morning after the quarterly earnings news release has been issued. Pre-announcements about such calls will be made through a media release, by electronic distribution, and posting on the Company's web site. For quarterly conference calls, the pre-announcements will be made approximately two weeks before the conference call. In the event of a preemptive earnings release (one made prior to a normal announcement because of an expected shortfall below the street's estimates) or a special new announcement, a conference call will normally be held during non-trading hours after the release has been publicly transmitted.

The Company should announce the date and time of the conference call in a press release to permit simultaneous access by the public. The media may call a "800" number and listen to the call on a real-time basis but may not ask questions during the call. Once the Company's web site has become fully operational, a playback of the conference call will be provided on the web site after the conference call along with a transcript of the call. Both of these items will be moved to an archive section of the web site, and clearly identified as historic documents, a short time after they are first posted.


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A member or members of the Disclosure  Policy  Committee will listen to the call to determine if new material information may have been released to determine whether a news release is called for to fully disclose the information. A transcript of the call will be reviewed by a member of the Disclosure Policy Committee and reviewed by the Company's counsel. It will be retained as part of the Company's disclosure record, along with the tape of the call.

At the beginning of the call, a Company spokesperson introducing the call or the person actually conducting the call should make a statement that forward-looking information may be discussed during the course of the call, and, if so, it should be identified as such with words such as "we expect," "we believe," "we predict," etc., and should be followed by appropriate cautionary language or reference to cautionary statements contained in readily available (publicly released) documents. Any excerpts from the conference call placed on the Company's web site containing forward-looking statements should have the cautionary language as part of the transcribed statement (even if it means editing the cautionary language into the statement that may have been referred to orally during the call as being contained in another written document).

Quiet Period

The Company will observe a "quiet period," during which the Company does not comment on financial outlook for the corporation. A quiet period will begin two weeks before the end of each fiscal quarter and end on the date the Company makes public disclosure of its financial results for such fiscal quarter. During this period, the Company will not schedule investor meetings and will not comment on current business trends. During the quiet period the Company will not privately discuss with analysts, even as otherwise permitted under this policy, their earnings estimates nor review even on a limited basis their models or reports nor may the Company privately discuss its own projections with analysts, securities market professionals or investors. The Company will notify the public of the timing of the "quiet period" by furnishing this policy in a Form 8-K filing and by posting this information on its web site.

Monitoring Company advertising and marketing materials

The Vice President/Compliance will be responsible for monitoring the Company's advertising and marketing materials to ensure that claims are truthful and any forward-looking statements (e.g., anticipated dates for new products or programs, etc.) are monitored to make certain these are publicly updated should they change materially.

Referring to or distributing analyst reports on the Company

The Company regards analyst reports as proprietary information belonging to the analyst's firm and should not provide such reports on the Company's web site or through any other means to persons outside of the Company.

Presentations

The Company will continue to use the safe harbor guidelines for forward-looking information as part of individual, group, and conference investor communications formats.

The Company will participate in securities firm-sponsored and other investor conferences. It will be our practice to issue media releases in conjunction with


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the  major   presentations   scheduled  during  the  year,  and  to  post  those
presentations on our web site. Any inadvertent disclosures at these conferences will be promptly disclosed via media release.

Authorized representatives will meet with individual investors and groups of investors. Similarly, we may participate in other public forums at which analysts or investors could be present, including industry seminars and employee and annual stockholder meetings. We do not intend to disclose any material, non-public information during these meetings. If the authorized representative determines that material, non-public information has been disclosed, appropriate public disclosure will be made promptly.

FURTHER INFORMATION ABOUT REGULATION FD

All inquiries regarding the provisions or procedures of this policy should be addressed to the Chief Executive Officer.

Adopted by the Board of Directors June 25, 2001.

Adopted by the Board of Directors August 22, 2005.


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